Exhibit 99

Marine Products Corporation Investor Relations Update First Quarter 2019 Presentation 2 This presentation contains statements that constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995, including all statements that look forward in time or express management’s beliefs, expectations or hopes. In particular, such statements include, without limitation: our belief that international sales will continue to be weak in 2019; statements regarding our maintenance of conservative standards of liquidity and credit quality in our marketable securities portfolio; our belief that our effective tax rate in 2019 will be similar to our effective tax rate in 2018; our view that open market repurchases are an important part of our capital allocation strategy and an important tool to increase overall shareholder return; our belief that our cash and marketable securities balance continues to provide liquidity to support both our current operations as well as future growth opportunities; our receptiveness to considering acquisition candidates which manufacture products which complement our own offerings; our belief that interest in recreational boating as a safe, fun recreational activity continues to be strong in 2019; our belief that high consumer confidence, general economic strength and a favorable dealer and consumer financing environment will generate strong sales in 2019; our belief that we will be a leader in marketing and branding strategies that consistently present a luxury-oriented message and integrate those expectations into the boater’s entire experience; our belief that the popularity of our Robalo outboard sportfishing boats will continue to grow and that boaters are increasingly gravitating towards larger models; and our belief that our implementation of an enhanced marketing effort will better serve to elevate the customer experience. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including, without limitation, those identified under the title “Risk Factors” in the Company’s Annual Report on Form 10-K fo rthe fiscal year ended December 31, 2018. In addition, the payment of future dividends is subject to Board discretion and depends on many factors, including the Company’s available cash flow and competing uses for cash. All of the foregoing risks and uncertainties are beyond the ability of the Company to control, and in many cases the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated in the forward-looking statements. The Company does not undertake to update these forward-looking statements. Please review Marine Products Corporation's investor website, which can be found on the Internet at www.marineproductscorp

Corporate Profile

- Headquartered in Atlanta
- Manufacturing in Nashville, Georgia
- NYSE: MPX
- Recent Stock Price (March 19, 2019): $ 13.75
- Market Capitalization (in millions): $ 453.4
- Current Dividend Yield: 3.5%
- Average Daily Volume (Last 3 months): 58,115
- Long-term focus on Financial and Shareholder Returns:
  - No Debt
  - Cash and marketable securities at 12/31/18: $16.4 million

MARINE PRODUCTS CORPORATION
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About Marine Products Corporation

- Marine Products Corporation is one of the largest manufacturers of recreational powerboats in the United States. According to most recent data, its Chaparral sterndrive brand held the highest market share in its category.
- The Company's Robalo brand, now #3 in sales in its segment, also holds a significant and growing market share in the coastal offshore fishing boat market segment.
- Chaparral offers an outboard model called the SunCoast. On a combined basis, Chaparral's SunCoast and Robalo's outboards hold the #2 market share for outboard boats in their size range.

Marine Products Corporation has been manufacturing high-quality powerboats for over 50 years.



Chaparral's first model, built in 1965, is pictured above.

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5 • A mature market • Top 5 sterndrive manufacturers hold over 59% market share • The majority of recreational boat manufacturers are small companies with limited geographic markets The Recreational Boating Market 30,000 35,000 40,000 45,000 50,000 55,000 60,000 65,000 70,000 75,000 80,000 2012 2013 2014 2015 2016 2017 2018 Annual Fiberglass Powerboat Sales (Source: Info-Link Technologies, Inc.)• Improved consumer confidence, real estate and fuel prices are macro catalysts. • Outboards and selected inboard categories are growing. Sterndrive sales continue their secular decline. • The overall market is mature. Sales growth comes from innovative products. 6 Innovative Products and Marketing Growth comes from offering a wide array of models supported by a continually improving dealer network and best-in-class marketing • Design expertise • Frequent additions of attractive options and features• Profitable manufacturing operations • Vendor relationship • High volumes • Distribution network • Brand name recognition • Nationally advertised pricing structure

7 Innovative Marketing 8 Examples of Innovation on a Product Platform 2019 21’ H2O Outboard 2019 / 2020 300 OSX Prototype

The Surf Series



- Customized versions of 5 Chaparral sport boat models.
- Licenses Malibu's Surf Gate™ technology.
- Maintains original functionality but convert to wakesurfing boats at the touch of a button.
- Wakesurfer can control wake with a wristband.

SURF

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Strong Market Share in Our Separate Product Lines

Chaparral Sterndrive Market Share September 30, 2018


9.7%
15.2%
40.2%
16.4%
6.8%
11.9%
Sea Ray
Bayliner
Chaparral
Cobalt
Regal
All Others

Vortex Jet Boat Market Share September 30, 2018


2.8%
0.4%
0.1%
9.6%
87.1%
Vortex
Yamaha
Scarab
Glastron
All Others

Robalo Outboard Market Share September 30, 2018


70.6%
4.7%
6.3%
5.5%
6.1%
6.9%
Carolina Skiff
Sea Hunt
Key West
Robalo
Bayliner
All Others

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Chaparral's Core Sterndrive Product has Gained Significant Market Share over the Years



Chaparral Sterndrive
Market Share (18-34 Ft)
Percentage
5.9 6.0 5.9 5.7 5.5 5.9 6.8 7.4 7.7 8.3 8.3 8.3 8.10 7.2 7.4 7.7 7.3 8.4 11.7 13.9 13.7 13.4 15.2 16.7 16.4
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015* 2016* 2017* 2018*

* In 2018, Chaparral's sterndrive offerings were 18-34 ft. and market share is calculated based on those values. In 2015, 2016 and 2017, offerings were 18-33 ft. All previous years' market share is based on 18-35 ft.

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Financial Overview



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13 • Quarterly Sales decreased by 5.4% – Unit sales decreased by 18.1% – 14.2% increase in average selling prices due to model mix. • Larger Boats sold well. • Surf Series sales continued to grow. MARINE PRODUCTS CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands except per share data) Periods ended December 31, (Unaudited) 2018 2017 % BETTER (WORSE) 2018 2017 % BETTER (WORSE) Net Sales $ 62,062 $ 65,591 (5.4) % $ 298,616 $ 267,316 11.7 % Cost of Goods Sold 49,045 51,225 4.3 232,293 208,296 (11.5) Gross Profit 13,017 14,366 (9.4) 66,323 59,020 12.4 Selling, General and Administrative Expenses 7,001 6,896 (1.5) 30,936 29,261 (5.7) Operating Profit 6,016 7,470 (19.5) 35,387 29,759 18.9 Interest Income 48 40 20.0 268 229 17.0 Income Before Income Taxes 6,064 7,510 (19.3) 35,655 29,988 18.9 Income Tax Provision 1,336 4,154 67.8 7,167 10,688 32.9 Net Income $ 4,728 $ 3,356 40.9% $ 28,488 $ 19,300 47.6 % Fourth Quarter Twelve Months 4th Quarter 2018 Financial Summary 14 ($50) $0 $50 $100 $150 $200 $250 $300 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Net Sales and Net Income ( Loss) ($ millions) Net Sales Net Income (Loss) 4.8% Compounded Annual Net Sales Growth Rate 6.9% Compounded Annual Net Income Growth Rate Historical Financial Results

15 Return on Invested Capital * (15%) (10%) (5%) 0% 5% 10% 15% 20% 25% 30% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 * Calculated using cash flow from operations and average invested capital. Return calculation includes cash and marketable securities. 16 • During the 12-year period ending in 2018, Marine Products has generated approximately $117 million in operating cash flow, and returned it to our shareholders in the form of dividends and stock repurchases. Strong Stewardship of Cash and Focus on Shareholder Returns $40 $60 $80 $100 $120 $140 $160 $180 Dividends Share Repurchases Operating Cash Flow $ millions

17 Marine Products Corporation 2801 Buford Highway NE Suite 520 Atlanta, GA 30329 404-321-7910 www.marineproductscorp.com Corporate Headquarters